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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                      American Industrial Properties REIT
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               (Name of Registrant as Specified in its Charter)


                      American Industrial Properties REIT
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_/

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     4) Proposed maximum aggregate value of transaction:

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_/   Set forth the amount on which the filing fee is calculated and state how it was determined.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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Notes:
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          [LETTERHEAD OF AMERICAN INDUSTRIAL PROPERTIES APPEARS HERE]


                        AMERICAN INDUSTRIAL PROPERTIES
                                     REIT


DEAR FELLOW SHAREHOLDER:


     On behalf of the Trust Managers of American Industrial Properties REIT, thank you for sending in your WHITE PROXY CARD for the Annual Meeting of Shareholders scheduled to be held on November 21, 1994.

     To avoid the possibility of your shares being challenged or disqualified from voting for reason(s) indicated below, we ask that you sign, date, mark and mail the enclosed new WHITE PROXY CARD in the envelope provided for your convenience.

[ ] Your previous proxy was unsigned or not legible. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your title as such.)

[ ] Your previous proxy was undated. (Please date and sign to conform with the name shown on the proxy.)

[ ] Your previous proxy was not signed by all owners. (If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner. If a tenant-in-common is deceased, the proxy should be signed by the executor or administrator of the deceased tenant-in-common, and proof of such person's status as executor or administrator should be sent with the proxy.)

[ ] Your previous proxy omitted your title of authority. (If signing as attorney, executor, administrator, corporate officer, authorized officer of a partnership, trustee or guardian, please sign and give your full title as such.)

[ ] Your previous proxy, as marked did not clearly specify your voting instructions. (Please sign, date and clearly mark your proxy.)

[ ]  Other
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     Since the Annual Meeting is scheduled to be held on Monday, November 21,
1994, we would sincerely appreciate your signing, dating, marking and promptly mailing the enclosed WHITE PROXY CARD.

     On behalf of your Trust Managers, thank you for your cooperation and continued support.

                                              Sincerely,

                                              Charles W. Wolcott
                                              President and CEO